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                                                                    EXHIBIT 10.4


                       AMENDMENT TO EMPLOYMENT CONTRACT



          This Amendment to Employment Contract by and among ALEX S.DePERSIS (the "Executive"), BSB BANCORP, INC. (the "Corporation"), a Delaware-chartered bank holding company, and BSB BANK & TRUST COMPANY, as successor to Binghamton Savings Bank (the "Bank"), is entered into as of December 29, 1995.

          WHEREAS, the parties have entered into an Employment Contract dated as of November 2, 1990 (the "Employment Contract");

          WHEREAS, effective October 23, 1995, the Boards of Directors of the Corporation and the Bank (collectively, the "Employers") elected the Executive to the positions of President and Chief Operating Officer of the Employers; and

          WHEREAS, the parties desire to amend the Employment Contract to provide for changes in the Executive's title and duties with the Employers;

          NOW, THEREFORE, the Employers and the Executive hereby agree that the Employment Contract shall be amended as follows:

          1. Section 3 -is amended so that references therein to "Executive Vice President" shall be deemed to be references to Executive Vice President or any other more senior title(s) or position(s) to which the Executive may be elected during the term of the Employment Contract.

          2. Sections 11(ii)(a)(1) and 11(ii)(a)(11) of the Employment Contract are amended to read as follows:

     ... (i) are materially different from the Executive's duties immediately prior to the Change of Control and which are not appropriate for an officer of the Employers serving in the position(s) held by the Executive immediately prior to the Change of Control, or (11) result in the Executive having significantly less authority and/or responsibility than he had as an officer of the Employers serving in the position(s) held by the Executive immediately prior to the Change of Control...

          3. References in the Employment Contract to "Binghamton Savings Bank" or the "Savings Bank" shall be deemed to be references to "Binghamton Bank
     & Trust Company" or the "Bank."
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          4. In all other respects, the Employment Contract shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Contract effective as of the date first above written.


                                    BSB BANCORP, INC.


ATTEST:  Larry G. Denniston         By:  William H. Rincker
         ------------------              ------------------
         (Secretary)                     (Chief Executive Officer)

                                    BSB BANK & TRUST COMPANY


ATTEST:  Larry G. Denniston         By:  William H. Rincker
         ------------------              ------------------
         (Secretary)                     (Chief Executive Officer)

                                    EXECUTIVE


                                    Alex S. DePersis
                                    ----------------
                                    Alex S. DePersis


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